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                                                                 Exhibit 10.28.4

                     AMENDED AND RESTATED SECURITY AGREEMENT

      THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of December 28, 1998 (this "Agreement") among GENZYME CORPORATION, a Massachusetts corporation having its principal offices at One Kendall Square, Cambridge, Massachusetts 02139 (the "Secured Party") and GENZYME TRANSGENICS CORPORATION (the "Borrower"), GTC CANCER VACCINES, INC. TSI CORPORATION, GENZYME TRANSGENICS SECURITIES CORPORATION, PRIMEDICA CORPORATION (formerly TSI Holdings, Inc.), PRIMEDICA CAMBRIDGE, INC. (formerly BioDevelopment Laboratories, Inc.), PRIMEDICA ROCKVILLE, INC. (formerly TSI Washington Laboratories, Inc.), PRIMEDICA REDFIELD, INC. (formerly TSI Redfield Laboratories, Inc.), PRIMEDICA WORCESTER, INC., (formerly TSI Mason Laboratories, inc.), PRIMEDICA ARGUS RESEARCH LABORATORIES, INC. (formerly Argus Research Laboratories, Inc.) TRANSGENICS INVESTMENTS, INC. and HEALTH AND SCIENCES RESEARCH INCORPORATED (with the Borrower, each a "Debtor" and collectively, the "Debtors").

                              W I T N E S S E T H:

      WHEREAS, the Secured Party has agreed pursuant to a Guaranty dated as of the date hereof (as amended and amended and restated from time to time, the "Guaranty") to guaranty certain obligations of the Borrower to Fleet National Bank;

      WHEREAS, the Secured Party and the Borrower have entered into a Second Amended and Restated Convertible Debt Agreement dated as of the date hereof (as amended and amended and restated from time to time, the "Convertible Debt Agreement") pursuant to which the Secured Party has agreed to make certain loans to the Borrower;

      WHEREAS, the Secured Party and the Debtors have entered into an Amended and Restated Reimbursement Agreement dated as of the date hereof (as amended and amended and restated from time to time, the "Reimbursement Agreement") pursuant to which the Debtors agreed, subject to the terms and conditions set forth therein, to reimburse the Secured Party for any payments made by the Secured Party pursuant to the Guaranty and the Debtors (other than the Borrower) agreed to guaranty the obligations of the Borrower to the Secured Party under the Convertible Debt Agreement; and

      WHEREAS, the obligation of the Secured Party to enter into the Guaranty and the Convertible Debt Agreement is subject to the condition, among others, that each Debtor execute and deliver this Agreement and grant the security interest hereinafter described;

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      NOW THEREFORE, in consideration of the willingness of the Secured Party to enter into the Guaranty and the Convertible Debt Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed, with the intent to be legally bound, as follows. This Agreement amends, restates and supercedes the Security Agreement.

      1. Defined Terms. Except as otherwise expressly defined herein, all capitalized terms shall have the meanings ascribed to them in the Reimbursement Agreement.

      2. Security Interest. As security for the Secured Obligations described in
Section 3 hereof, each Debtor hereby grants to the Secured Party a security interest in and lien on all of the tangible and intangible personal property and fixtures of such Debtor, including without limitation the property described below, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof (hereinafter referred to collectively as the "Collateral"):

            (a) all of such Debtor's tangible personal property, including without limitation all present and future goods, inventory (including, without limitation, all materials, merchandise, raw materials, work in process, finished goods and supplies), equipment, farm products, merchandise, furniture, fixtures, office supplies, motor vehicles, machinery, tools, computers, and associated equipment now owned or hereafter acquired, including, without limitation, all tangible personal property used in the operation of the businesses of such Debtor,

            (b) to the extent that such rights are assignable as collateral, such Debtor's rights under all present and future authorizations, permits, licenses and franchises issued, granted or licensed to such Debtor for the operation of its business;

            (c) to the extent that such rights are assignable, all of such Debtor's rights under all present and future joint venture, technology transfer, research and development, development funding, construction, engineering, and management agreements and all related agreements;

            (d) all of such Debtor's other personal property, including, without limitation, all present and future accounts, accounts receivable, contract rights, general intangibles (including without limitation, all customer lists, catalogs and other printed materials, goodwill, indexes, lists, data and other documents and papers relating thereto, blue prints, designs and research and development), trademarks, patents, copyrights, rights in intellectual property, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by a Debtor stored on any medium, including electronic medium, related to any of the personal property of such Debtor, all instruments, documents and chattel paper, and all debts, obligations and liabilities in whatever form owing to such Debtor from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to such Debtor, and all guaranties and security therefor; and


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            (e) all investment property of the Debtor, including, without limitation, the shares of capital stock (the "Pledged Stock") of the companies (the "Listed Companies") listed in Schedule II attached hereto ascribed to such Debtor (the Pledged Stock and any additional investment property, securities or collateral pledged hereunder are sometimes herein referred to collectively as the "Pledged Collateral").

      Any of the foregoing terms which are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts shall have the meaning provided in the Uniform Commercial Code as supplemented and expanded by the foregoing.

      3. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the following liabilities and obligations of each Debtor (herein called the "Secured Obligations"):

            (a) All amounts payable under the Convertible Debt Agreement and the Reimbursement Agreement (collectively, the "Secured Agreements");

            (b) Any and all other obligations of the Borrower or any of the other Debtors to the Secured Party under the Secured Agreements or under any agreement or instrument relating thereto, all as amended from time to time; and

            (c) Any and all other debt of the Borrower or any of the other Debtors to the Secured Party, including, without limitation, the Subsidiary Obligations, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising, including, without limitation, any and all other fees, premiums, penalties or other Subsidiary Obligations or debt of such Debtor to the Secured Party.

      4. Perfection Certificate. Each Debtor has delivered to the Secured Party a Perfection Certificate in the form appended hereto as Schedule I attached hereto. Each Debtor represents that the completed Perfection Certificate delivered to the Secured Party is true and correct in every respect and the facts contained in such certificate are accurate. Each Debtor shall promptly supplement the Perfection Certificate promptly after obtaining information which would require a correction or addition to the Perfection Certificate.

      5. Special Warranties and Covenants of Each Debtor. Each Debtor hereby warrants and covenants to the Secured Party that:

            (a) The current principal place of business of the Debtor, and all of the Debtor's current additional places of business, if any, and the current locations of all of its Collateral are listed in Schedule I. The Debtor will not change its principal or any other place of business, or the location of any of its Collateral from the locations set forth in Schedule I, or make any change in the Debtor's name or conduct the Debtor's business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Secured Party.

            (b) Except for the security interest created hereunder and as otherwise expressly disclosed in or permitted by the Secured Agreements, the Debtor is the owner of its Collateral


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free from any lien, security interest or encumbrance and the Debtor will defend its Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

            (c) Except as permitted by the Secured Agreements or otherwise consented to in writing by the Secured Party, the Debtor will not sell or otherwise dispose of any of its Collateral or any interest therein nor will the Debtor create, incur or permit to exist any mortgage, lien, charge, encumbrance or security interest whatsoever with respect to its Collateral. The Debtor will advise the Secured Party promptly after the Debtor becomes aware, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have an adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

            (d) The Debtor will at its own expense maintain insurance covering the Collateral against such risks, with such insurers, in such form, and in such amounts as shall from time to time be required by the Secured Party but in any event, in such amounts and with such coverage as is customary in the Debtor's type of business. All insurance policies shall be written so as to be payable in the event of loss to the Secured Party and shall provide for thirty (30) days' written notice to the Secured Party of cancellation or modification. At the request of the Secured Party, all insurance policies shall be furnished to and held by the Secured Party. The Debtor hereby assigns to the Secured Party return premiums, dividends and other amounts which may be or become due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay the Secured Party any sums so due. The Secured Party is hereby irrevocably appointed as attorney-in-fact to collect return premiums, dividends and other amounts due on any insurance policy and the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and in the event of a default under this Agreement to cancel, assign or surrender any insurance policies. If, while any Secured Obligations are outstanding, any return premiums, dividends, other amounts or proceeds are paid to the Secured Party under such policies, the Secured Party may at the Secured Party's option take either or both of the following actions: (i) apply such return premiums, dividends, other amounts and proceeds in whole or in part to the payment or satisfaction of any of the Secured Obligations in whatever order the Secured Party determines; or (ii) pay over such return premiums, dividends, other amounts and proceeds in whole or in part to the Debtors for the purpose of repairing or replacing the Collateral destroyed or damaged, any return premiums, dividends, other amounts and proceeds so paid over by the Secured Party to be secured by this Agreement.

            (e) The Debtor will pay promptly when due all taxes and assessments on its Collateral or for its use or operation, except for taxes and assessments except as are being contested in good faith by appropriate proceedings and which with the Debtor has set aside adequate reserves. The Secured Party may at its option discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and the Debtor agrees to reimburse the Secured Party on demand for any payments or expenses incurred by the Secured Party pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Obligations for all purposes hereof.


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            (f) The Debtor will comply with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of the Debtor's business; provided, however, that the Debtor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of the Secured Party, adversely affect the Secured Party's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

            (g) The Debtor will pay promptly when due all charges imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, material and supplies).

            (h) The Debtor will perform and comply with all obligations in respect of accounts receivable, chattel paper, contracts and licenses and all other agreements to which it is a party or by which it is bound.

            (i) The Debtor will furnish to the Secured Party, as often as the Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request all in reasonable detail.

            (j) The Collateral may be transferred to a third party upon an Event of Default without the consent of any other third party.

            (k) The Debtor will promptly execute and deliver to the Secured Party such financing statements, certificates and other documents or instruments as may be necessary to enable the Secured Party to perfect or from time to time renew the security interest granted hereby, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Debtor or in any replacements or proceeds thereof. The Debtor authorizes and appoints the Secured Party, in case of need, to execute such financing statements, certificates and other documents pertaining to the Secured Party's security interest in its Collateral in its stead, with full power of substitution, as the Debtor's attorney in fact. The Secured Party may from time to time request and the Debtor shall deliver copies of all members lists and subscriber lists. The Debtor further agrees that a carbon, photographic or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Agreement.

            (l) The Debtor will give the Secured Party notice of each office at which records of the Debtor pertaining to all intangible items of its Collateral are kept. Except as may be provided in such notice, the records concerning all of its intangible Collateral are and will be kept at the address shown on
Schedule I as the principal place of business of the Debtor.

      6. Fixtures, etc. It is the intention of the parties hereto that none of the Collateral shall become fixtures and each Debtor will take all such reasonable action or actions as may be necessary to prevent any of its Collateral from becoming fixtures. Without limiting the generality of the foregoing, each Debtor will, if requested by the Secured Party, use its best efforts to obtain waivers of lien, in form satisfactory to the Secured Party, from each lessor of real property on which any of its Collateral is or is to be located.


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      7. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Listed Companies whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Listed Companies or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Secured Party as collateral security for the Secured Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (excluding ordinary cash dividends) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Listed Companies, the shares or other property so distributed shall be delivered to the Secured Party to be held as collateral security for the Secured Obligations.

      8. Events of Default. A Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions (herein called "Events of Default"):

            (a) Default shall be made in the due and punctual payment of any principal of or premium, if any, or interest on any of the Secured Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any; or

            (b) The breach, violation or other non-performance of any term, covenant, condition, agreement or obligation of such Debtor contained herein; or

            (c) Any other Event of Default (as defined or provided in any of the Secured Agreements) shall occur.

      9. Rights and Remedies of Secured Party. Upon the occurrence of any Event of Default, such default not having previously been waived, remedied or cured, the Secured Party shall have the following rights and remedies:

            (a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code;

            (b) All rights and remedies provided in this Agreement; and

            (c) All rights and remedies provided in the Secured Agreements or in the Collateral Documents, or in any other agreement, document or instrument pertaining to the Secured Obligations.

      10. Right to Transfer into Name of Secured Party, etc. In case there shall exist an Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. So long as no Event of Default shall exist, each Debtor shall be entitled to exercise as such Debtor shall deem fit, but in a manner not


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inconsistent with the terms hereof or of the Secured Obligations, the voting power with respect to its Pledged Collateral.

      11. Right of Secured Party to Exercise Voting Power, etc. In case there shall exist an Event of Default, the Secured Party shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Listed Companies or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer Secured Party, registrar or other designated agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

      12. Royalty Free License. If at any time the Secured Party has the right to dispose of any of the Collateral which is subject to a patent, trademark or copyright which a Debtor owns or controls through a license or otherwise, such Debtor grants to the Secured Party a royalty free license to use any such patent, trademark or copyright, in addition to the grant of any security interest granted to the Secured Party in such patent, trademark or copyright to dispose of any such Collateral. Such royalty free license shall extend to any person or persons purchasing such Collateral from the Secured Party.

      13. Right of Secured Party to Dispose of Collateral, etc. Upon the occurrence of any Event of Default, such Event of Default not having previously been waived, remedied or cured, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Secured Party may require a Debtor to make its Collateral (to the extent the same is moveable) available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties or transfer any information related to such Collateral to the Secured Party by electronic medium. Unless such Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give such Debtor at least ten (10) days' prior written notice at the address of such Debtor set forth above (or to such other address or addresses as such Debtor shall specify in writing to the Secured Party) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. All such sales shall be at such commercially reasonable price or prices as the Secured Party shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any


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such sale or sales the Secured Party may purchase any or all of the Pledged
Collateral to be sold thereat upon such terms as the Secured Party may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by each Debtor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the affected Debtor shall execute, and hereby agrees to cause the Listed Companies to execute, all such applications or other instruments as may be required.

      Each Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales without such restrictions, and that the Secured Party has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. Each Debtor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

      14. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence of any Event of Default, the Secured Party may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral and shall have the right, for and in the name, place and stead of the Debtor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

      15. Care of Pledged Collateral in Secured Party's Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Party shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the affected Debtor.

      16. Restrictions on Transfer, etc. To the extent that any restrictions imposed by the charter or by-laws of the Listed Companies or any other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Secured Party of any right granted hereunder, including, without limitation, the right of the Secured Party to dispose of the Pledged Collateral upon the occurrence of any Event of Default, each Debtor hereby waives such restrictions, and represents and warrants that it has caused the Listed Companies to take all necessary action to waive such restrictions, and each Debtor hereby agrees that it will take any further action which the Secured Party may reasonably request in order that the Secured Party may obtain and enjoy the full rights and benefits granted to the Secured Party by this Agreement free of any such restrictions.


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      17. Right of Secured Party to Use and Operate Collateral, etc. Upon the
occurrence of any Event of Default, such default not having previously been waived, remedied or cured, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude any Debtor and all persons claiming under such Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Secured Party may, from time to time, at the expense of such Debtor, make all such repairs, replacements, alterations, additions and improvements to and of its Collateral as the Secured Party may deem proper. In any such case the Secured Party shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of such Debtor in respect thereto as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Secured Party may see fit; and the Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including legal costs and attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied as provided in
Section 19. Without limiting the generality of the foregoing or limiting in any way the rights of the Secured Party under applicable law, at any time after (i) the entire principal balance of any Note shall have become due and payable (whether at maturity, by acceleration or otherwise) and (ii) the Secured Party shall have provided to the Borrower not less than ten (10) days prior written notice of its intention to apply for a receiver, the Secured Party shall be entitled to apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by the Secured Party to enforce their rights and remedies hereunder in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of any Debtor, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. EACH DEBTOR HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF RECEIVER AS PROVIDED ABOVE. EACH DEBTOR (I) GRANTS SUCH WAIVER AND CONSENT KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, (II) ACKNOWLEDGES THAT (A) THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY THE SECURED PARTY IN CONNECTION WITH THE ENFORCEMENT OF ITS RIGHTS AND REMEDIES HEREUNDER AND UNDER THE SECURED AGREEMENTS, AND (B) THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE SECURED PARTY TO ENTER INTO THE GUARANTY AND THE CONVERTIBLE DEBT AGREEMENT, AND (III) AGREES TO


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ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER
INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE SECURED PARTY IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL. THE SECURED PARTY ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS SECTION 17 SHALL BE DEEMED TO CONSTITUTE A WAIVER OF THE DEBTOR'S RIGHT TO FILE FOR PROTECTION UNDER TITLE 11 OF THE UNITED STATES CODE AT ANY TIME PRIOR TO THE APPOINTMENT OF A RECEIVER.

      18. Collection of Accounts Receivable, etc. Upon the occurrence of any Event of Default, such default not having previously been waived, remedied or cured, the Secured Party may notify or may require a Debtor to notify account the Debtors, including without limitation, members and subscribers, obligated on any or all of such Debtor's accounts receivable, whether now existing or hereafter arising, to make payment directly to the Secured Party, and may take possession of all proceeds of any accounts in such Debtor's possession, and may take any other steps which the Secured Party deems necessary or advisable to collect any or all such accounts receivable or other Collateral or proceeds thereof.

      19. Proceeds of Collateral. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees) and all other charges against the Collateral of a Debtor, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine and any surplus shall be returned to such Debtor or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of such Debtor). By way of enlargement and not by way of limitation of the rights of the Secured Party under applicable law or the Secured Agreements or Collateral Documents, but notwithstanding any provision of any Secured Agreement or Collateral Documents to the contrary, the Secured Party shall be entitled to allocate its application of the Collateral, and the proceeds thereof, to the Secured Obligations in such proportions and in such order as the Secured Party, in its sole discretion, shall decide. In the event the proceeds of any sale, lease or other disposition of the Collateral of a Debtor hereunder are insufficient to pay all of the Secured Obligations in full, such Debtor will be liable for the deficiency, together with interest thereon at the Interest Rate, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

      20. Waivers, etc. Each Debtor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the Secured Party's rights hereunder or in connection with any Secured Obligations or any of its Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to such Debtor or to any account the Debtor in respect of any account receivable or to any other third party, or substitution, release or surrender of any of its Collateral, the addition or release of persons primarily or secondarily liable on any Secured Obligation or on any account receivable or other Collateral of such Debtor, the acceptance of partial payments on any Secured Obligation or on any account receivable or other Collateral of such Debtor and/or the settlement or compromise thereof. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion. EACH DEBTOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE COMMONWEALTH OF MASSACHUSETTS, UNDER THE CONSTITUTION OF ANY STATE IN WHICH ANY OF THE COLLATERAL MAY BE LOCATED, OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO THE SECURED PARTY AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. Each Debtor's waivers under this Section have been made voluntarily, intelligently and knowingly and after such Debtor has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

      21. Termination; Assignment, etc. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Secured Obligations have been paid and finally discharged in full. In such event, the Secured Party agrees to execute appropriate releases of liens on the Collateral. No waiver by the Secured Party or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment of part or all of the Secured Obligations by any Secured Party, each such Secured Party may assign or transfer their respective rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Secured Party hereunder.

      22. Reinstatement. Notwithstanding the provisions of Section 21, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor or upon the appointment of any intervener or conservator of, or trustee or similar official for, a Debtor or any substantial part of its properties, or otherwise, all as though such payments had not been made.

      23. Indemnification. In any suit, proceeding or action brought by the Secured Party relating to any account receivable, chattel paper, contract, intangible asset or instrument for any sum owning thereunder, or to enforce any provision of any account receivable, chattel paper, contract, intangible asset or instrument, the Debtors will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from a Debtor, and all such obligations of any Debtor shall be and remain enforceable against and only against such Debtor and shall not be enforceable against the Secured Party.

      24. Governmental Approval. Prior to or, where permitted, upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, each Debtor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that such Debtor may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

      25. Notices. All notices, consents, approvals, elections and other communications hereunder shall be in writing (whether or not the other provisions of this Agreement expressly so provide) and shall be deemed to have been duly given if delivered in accordance with the terms of the Reimbursement Agreement.

      26. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Secured Party and each Debtor and their respective successors and assigns. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      27. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. Each Debtor, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the Commonwealth of Massachusetts and consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of the Secured Obligations or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Each Debtor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in Section 25 hereof or as otherwise provided under the laws of the Commonwealth of Massachusetts.

      EACH DEBTOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE DEBTOR IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                   GENZYME CORPORATION

                                   By:  /s/ Evan M. Lebson
                                      ------------------------------------------
                                      Evan Lebson
                                      Treasurer


                                   GENZYME TRANSGENICS CORPORATION

                                   By:
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   GTC CANCER VACCINES, INC.

                                   By:
                                       -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   TSI CORPORATION

                                   By:
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   GENZYME TRANSGENICS SECURITIES CORPORATION

                                   By:
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   PRIMEDICA CORPORATION (formerly TSI
                                   Holdings, Inc.)

                                   By:
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                   GENZYME CORPORATION

                                   By:
                                      ------------------------------------------
                                      Evan Lebson
                                      Treasurer


                                   GENZYME TRANSGENICS CORPORATION

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   GTC CANCER VACCINES, INC.

                                   By: /s/ John B. Green
                                       -----------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   TSI CORPORATION

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   GENZYME TRANSGENICS SECURITIES CORPORATION

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   PRIMEDICA CORPORATION (formerly TSI
                                   Holdings, Inc.)

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   PRIMEDICA CAMBRIDGE, INC. (formerly
                                   BioDevelopment Laboratories, Inc.)

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   PRIMEDICA ROCKVILLE, INC. (formerly TSI
                                   Washington Laboratories, Inc.)

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   PRIMEDICA REDFIELD, INC. (formerly TSI
                                   Redfield Laboratories, Inc.)

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   PRIMEDICA WORCESTER, INC., (formerly TSI
                                   Mason Laboratories, Inc.)

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   PRIMEDICA ARGUS RESEARCH LABORATORIES, INC.
                                   (formerly Argus Research Laboratories, Inc.)

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer


                                   TRANSGENICS INVESTMENTS, INC.

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

                                   HEALTH AND SCIENCES RESEARCH INCORPORATED

                                   By: /s/ John B. Green
                                      ------------------------------------------
                                      John B. Green
                                      Vice President and Chief Financial Officer

      The following have become parties to this Agreement as of the date set forth next to their respective signatures:


                                    ADDITIONAL DEBTORS


                                    ---------------------------------------


Dated:__________________           By:_____________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE I

                             PERFECTION CERTIFICATE

                           (UCC Financing Statements)

The undersigned, the President of ________________, a ________________ (the
"Debtor"), hereby certifies, with reference to a certain Amended and Restated Security Agreement dated as of December ___, 1998 (terms defined in such Amended and Restated Security Agreement having the same meanings herein as specified therein), between the Debtor and Genzyme Corporation (the "Secured Party"), to the Secured Party as follows:

      1. Names. (a) The exact corporate name of the Debtor as that name appears on its charter is as follows:

      Source: UCCss.9-402(7) (first sentence)

      (b) The following is a list of all other names (including trade names or similar appellations) used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

      Source: UCCss.9-402(7) (second and third sentences)

      (c) The following is the Debtor's federal employer identification number:

      2. Current Locations. (a) The chief executive office of the Debtor is located at the following address:

      Source: UCCss.ss.9-103(3), 9-103(4), 9-401(6)

      (b) The following are all other locations in the United States of America in which the Debtor maintains and books or records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:

      Source: UCCss.ss.9-103(3), 9-103(4), 9-401(6)

      (c) The following are all other places of business of the Debtor in the United States of America:

      Source: UCCss.9-401(1) (Third Alternative)

      (d) The following are all other locations in the United States of America where any of the Collateral consisting of Inventory or equipment is located:

      Source: UCCss.9-103(1)

      (e) The following are the names and addresses of all persons or entities other than the Debtor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:

      Source: UCCss.ss.9-103(1), 9-103(4), 9-304(2) and 9-304(3); see also
              UCCss.ss. 2-326(3), 9-114, 9-305, 9-308 and 9-408

      (f) The following are the names and addresses of all persons or entities which hold leases or other ownership interest in personal property held and used by the Debtor, such as lessors, consignors or conditional sales vendors with purchase money liens on Collateral consisting of chattel paper, inventory or equipment:

      Source: UCC 9-312,

      3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of ss.2 with respect to each location or place of business previously maintained by the Debtor at any time during the past five years in a state in which the Debtor has previously maintained a location or place of business at any time during the past four months:

      Source: UCCss.ss.9-103(3)(e) and 9-401(3)

      (b) Set forth below is information required by subparagraphs (d) and (e) of ss.2 with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past four months:

      Source: UCCss.ss.9-103(1)(d) and 9-401(3)

      IN WITNESS WHEREOF, we have hereunto signed this Certificate on December ___, 1998

                                    [INSERT NAME OF THE DEBTOR]


                                    By:_______________________________________
                                       Name:
                                       Title:

                                                                     SCHEDULE II

                                  PLEDGED STOCK

             Issuer               No. of Shares    Certificate                  Holder
             ------               -------------    -----------                  ------
                                                     Number
                                                     ------
GTC Cancer Vaccines, Inc.              100              1        Genzyme Transgenics Corporation

Genzyme Transgenics Securities         100              1        Genzyme Transgenics Corporation
Corporation

SMI Genzyme Ltd.                      1,000          1A-0003     Genzyme Transgenics Corporation
                                       100           2C-0005     Genzyme Transgenics Corporation
                                       100           2C-0006     Genzyme Transgenics Corporation
                                       100           2C-0007     Genzyme Transgenics Corporation
                                       100           2C-0008     Genzyme Transgenics Corporation
                                       500           4B-0001     Genzyme Transgenics Corporation
                                        50           4D-0002     Genzyme Transgenics Corporation
                                        10           4E-0009     Genzyme Transgenics Corporation
                                        10           4E-0010     Genzyme Transgenics Corporation
                                        5            4F-0002     Genzyme Transgenics Corporation
                                        1            4G-0005     Genzyme Transgenics Corporation
                                        1            4G-0006     Genzyme Transgenics Corporation
                                        1            4G-0007     Genzyme Transgenics Corporation
                                        1            4G-0008     Genzyme Transgenics Corporation
                                       100           5C-0001     Genzyme Transgenics Corporation
                                       100           5C-0002     Genzyme Transgenics Corporation
                                       100           5C-0003     Genzyme Transgenics Corporation
                                       100           5C-0004     Genzyme Transgenics Corporation
                                        1            6G-0001     Genzyme Transgenics Corporation
                                        1            6G-0002     Genzyme Transgenics Corporation
                                        1            6G-0003     Genzyme Transgenics Corporation
                                        1            6G-0004     Genzyme Transgenics Corporation
                                        5            6F-0002     Genzyme Transgenics Corporation
                                        10           6E-0007     Genzyme Transgenics Corporation
                                        10           6E-0009     Genzyme Transgenics Corporation
                                        10           6E-0008     Genzyme Transgenics Corporation
                                        50           6D-0001     Genzyme Transgenics Corporation
                                       100           6C-0002     Genzyme Transgenics Corporation
                                       100           6C-0004     Genzyme Transgenics Corporation
                                       100           6C-0003     Genzyme Transgenics Corporation

TSI Corporation                        100              1        Genzyme Transgenics Corporation
                                       100              2        Genzyme Transgenics Corporation

Health and Sciences Research          1,500             8        TSI Corporation (formerly
Corporation                                                      Transgenic Sciences, Inc.)

             Issuer               No. of Shares    Certificate                  Holder
             ------               -------------    -----------                  ------
                                                     Number
                                                     ------
Primedica Corporation                 3,000             1        TSI Corporation (formerly
   (formerly TSI Holdings, Inc.)                                 Transgenic Sciences, Inc.)
                                      2,100             2        TSI Corporation (formerly
                                                                 Transgenic Sciences, Inc.)

Transgenic Investments, Inc.          1,000            C-1       TSI Corporation (formerly
                                                                 Transgenic Sciences, Inc.)

Primedica Argus Research               260              2        Primedica Corporation
Laboratories, Inc.                    1,000             3           (formerly TSI Holdings, Inc.)
   (formerly Argus Research
Laboratories, Inc).

Primedica Cambridge, Inc.              100             102       Primedica Corporation
   (formerly BioDevelopment                                         (formerly TSI Holdings, Inc.)
Laboratories, Inc.)

Primedica Worcester, Inc.           4,500,000          C-2       Primedica Corporation
   (formerly TSI Mason                                              (formerly TSI Holdings, Inc.)
Laboratories, Inc. and GTC
Mason Laboratories and Mason
Laboratories, Inc.)

Primedica Redfield, Inc.              1,000             2        Primedica Corporation
   (formerly TSI Redfield                                           (formerly TSI Holdings, Inc.)
Laboratories, Inc. and Redfield
Laboratories, Inc.)

Primedica Rockville, Inc.             1,000             3        Primedica Corporation
   (formerly TSI Washington,                                        (formerly TSI Holdings, Inc.)
Inc. and Washington
Laboratories, Inc.)